Events after the balance sheet date	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date
12. Events after the balance sheet date
On 23 July 2025, Rio Tinto and Empresa Nacional de Minería (ENAMI), a state-owned Chilean mining company, signed a binding agreement to form a joint venture to develop the Salares Altoandinos lithium project in the Atacama region.

Rio Tinto has agreed to acquire a controlling 51% interest in the project, with ENAMI holding the remaining 49%. Rio Tinto will sole fund the pre-feasibility and further studies, subject to the joint venture progressing through investment stage-gates.
The transaction is expected to close in the first half of 2026, subject to receipt of all applicable regulatory approvals and the satisfaction of other customary closing conditions.